Non-Current Assets and Disposal Groups Held for Sale	12 Months Ended
Dec. 31, 2021
Components of Other Non-Current Assets and Disposal Groups Held for Sale [Abstract]
Disclosure of non-current assets or disposal groups classified as held for sale [text block]
24 –
Non-Current Assets and Disposal Groups Held for Sale
Within the balance sheet, non-current assets and disposal groups held for sale are included in other assets and other liabilities.
in € m.	Dec 31, 2021	Dec 31, 2020
Cash and bank balances	6	0
Financial assets at fair value through profit or loss	0	6,086
Property and equipment	9	11
Goodwill and other intangible assets	88	0
Other assets	296	0
Total assets classified as held for sale	398	6,097

Financial liabilities at fair value through profit or loss	0	2,000
Other liabilities	252	7,850
Total liabilities classified as held for sale	252	9,850

As of December 31, 2021, and December 31, 2020, no unrealized gains (losses) relating to non-current assets classified as held for sale were recognized directly in accumulated other comprehensive income (loss) (net of tax).
DWS Partners with BlackFin to Unlock Full Potential of Digital Investment Platform IKS
In September 2021, DWS Group (“DWS”) and BlackFin Capital Partners (“BlackFin”) have agreed on a long-term strategic partnership to jointly evolve the digital investment platform into a platform eco system that provides comprehensive digital investment solutions and services to distribution partners, institutional investors and retail clients. It was agreed that DWS will transfer its digital investment platform into a joint venture with BlackFin, maintaining a stake of 30%. As of December 31, 2021, the Group classified the related assets and liabilities in the transaction perimeter as a disposal group held for sale in Asset Management. The remeasurement to the lower of carrying amount and fair value less costs to sell of these assets and liabilities did not result in the recognition of an impairment loss. Closing of the transaction is expected for the second half of 2022.
Transfer of Global Prime Finance & Electronic Equities platform to BNP Paribas completed
As part of the Group’s strategic transformation and restructuring plans announced on July 7, 2019, the Management Board of Deutsche Bank had announced the exit of the Equities Sales & Trading business. In this context, Deutsche Bank had entered into an agreement with BNP Paribas S.A. (“BNP Paribas “) to provide continuity of service to its prime finance and electronic equities clients, with a view to transferring technology and staff to BNP Paribas and to continue to operate the platform until clients are migrated to BNP Paribas, with revenues transferred to BNP Paribas and certain costs to be refunded to Deutsche Bank. On November 14, 2019, BNP Paribas and Deutsche Bank announced that the agreement to refer clients and to transfer technology and key staff from the respective businesses to BNP Paribas had received the necessary approvals and was therefore considered unconditional. The revenue transfer and cost reimbursement arrangement commenced on December 1, 2019. Accordingly, in the fourth quarter 2019, the assets (€ 5.0 billion) and liabilities (€ 9.6 billion) forming the transaction perimeter were classified as assets and liabilities held for sale of the Capital Release Unit (CRU). As of December 31, 2020, the disposal group was comprised of assets and liabilities amounting to € 6.1 billion and € 9.9 billion, respectively.
The Group and BNP Paribas have announced on January 5, 2022 that the transfer of clients, technology and key staff from Deutsche Bank’s Global Prime Finance and Electronic Equities businesses to BNP Paribas has been successfully completed by the end of 2021, in line with the targeted timeline. With this, Deutsche Bank has achieved a key milestone in its ongoing transformation.
Agreement to sell the Italian financial advisors network to Zurich Italy
In August 2021, Deutsche Bank and Zurich Insurance Group Italy (“Zurich Italy”) have reached an agreement wherein Zurich Italy will acquire Deutsche Bank’s Financial Advisors Network in Italy. The transaction is subject to outstanding substantive regulatory approvals and therefore was not considered a disposal group held for sale at year-end 2021. Closing is expected for the second half of 2022.
Disposals in 2020
Division: Infrastructure
Disposal: On November 9, 2020, Deutsche Bank had announced the sale of its subsidiary Postbank Systems AG, including its around 1,500 employees, to Tata Consultancy Services (TCS). Following the fulfilment of all closing conditions achieved in the fourth quarter 2020, TCS acquired Postbank Systems AG and accordingly the subsidiary was deconsolidated at year-end 2020.
Financial impact: Negative pre-tax impact of € (120) million recorded in the fourth quarter 2020 within other revenues (€ (104) million) and non-interest expenses (€ (16) million). Impairment losses and reversals of impairment losses are included in Other income.
Date of disposal: Fourth quarter 2020.